Exhibit 99.1

PAETEC HOLDING CORP.

Letter of Transmittal

for

Tender of $450,000,000 of Outstanding

9 7/8% Senior Notes due 2018

In Exchange for

9 7/8% Senior Notes due 2018

which have been registered under the Securities Act of 1933, as amended, as described in the Prospectus dated June 6, 2011.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 7, 2011, UNLESS THE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (SUCH DATE AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

The Exchange Agent For The Exchange Offer Is:

The Bank of New York Mellon Trust Company, N.A.

By Registered or Certified Mail, or Hand Delivery or Overnight Delivery:	Facsimile Transmissions:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations — Reorganization Unit

480 Washington Boulevard — 27th Floor

Jersey City, New Jersey 07310

Attn: Ms. Carolle Montreuil

(Eligible Institutions Only) (212) 298-1915 To Confirm by Telephone: (212) 815-5920

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meanings given to those terms in the Prospectus (as defined below).

The Letter of Transmittal is to be completed by holders (which term, for purposes of this document, shall include any participant in The Depository Trust Company (“DTC”)) of $450,000,000 of PAETEC Holding Corp.’s issued and outstanding 9 7/8% Senior Notes due 2018 originally issued on December 2, 2010 (the “Original Notes”) either if (i) Certificates (as defined below) are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Certificates, or Book-Entry Confirmation (as defined below) of a book-entry transfer of such Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof or delivery of an Agent’s Message in lieu thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Book-Entry Confirmation” means a timely confirmation of a book-entry transfer of Original Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

Holders of Original Notes whose certificates for such Original Notes (the “Certificates”) are not immediately available, or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

All Tendering Holders Must Complete This Box:

DESCRIPTION OF ORIGINAL NOTES
If Blank, Please Fill in Name(s) and Address(es) of Registered Holders	Original Notes Tendered (Attach Additional List if Necessary)
	Certificate Number(s)*	Aggregate Principal Amount of Original Notes	Principal Amount of Original Notes Tendered (if less than all)**

Total Amount Tendered

 *      Need not be completed by book-entry holders.

**     Original Notes may be tendered in whole or in part in integral multiples of US$1,000 principal amount, provided that if any Original Notes are tendered for exchange in part, the untendered amount thereof must be in integral multiples of US$1,000 principal amount. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NONEXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

The undersigned hereby tenders to PAETEC Holding Corp. (the “Company”) the above-described principal amount of Original Notes in exchange for the like principal amount of the above described notes (the “Exchange Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated June 6, 2011 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Original Notes (the “Certificates”) to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE ORIGINAL NOTES TENDERED HEREBY ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name(s) and address(es) of the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions,” please deliver the Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

BY TENDERING ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT’S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED IS NOT AN “AFFILIATE” OF THE COMPANY AS DEFINED IN RULE 405 PROMULGATED UNDER THE SECURITIES ACT OR, IF THE UNDERSIGNED IS AN “AFFILIATE,” THE UNDERSIGNED WILL COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALES OF THE EXCHANGE NOTES UNLESS AN EXEMPTION THEREFROM IS AVAILABLE, (ii) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, (iv) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES, AND (v) THE UNDERSIGNED IS NOT PROHIBITED BY ANY LAW OR POLICY OF THE SECURITIES AND EXCHANGE COMMISSION FROM PARTICIPATING IN THE EXCHANGE OFFER. BY TENDERING ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT’S MESSAGE IN LIEU THEREOF, A HOLDER OF ORIGINAL NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN NO-ACTION LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT).

THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES, WHERE SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EFFECTIVE DATE OF THE

REGISTRATION STATEMENT OF WHICH THE PROSPECTUS FORMS A PART (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS OR BELOW) OR, IF EARLIER, WHEN SUCH PARTICIPATING BROKER-DEALER IS NO LONGER REQUIRED TO DELIVER THE PROSPECTUS IN CONNECTION WITH MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”), BY TENDERING SUCH ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT’S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT THAT MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, THE COMPANY SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE COMPANY, OR CAUSE THE COMPANY TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS IN THE SECTION ENTITLED “THE EXCHANGE OFFER” UNDER THE HEADING “EXCHANGE AGENT.”

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Original Notes tendered hereby.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

HOLDER(S) SIGN HERE

(SEE INSTRUCTIONS 2, 5 AND 6)

(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 13)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder(s) (which term, for purposes of this document, shall include any participant in DTC) exactly as name(s) appear(s) on Certificate(s) hereby tendered or on the register of holders maintained by the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.

(Signature(s) of Holder(s))

Date: , 2011

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(Tax Identification or Social Security Number(s))

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS)

(Authorized Signature)
Date: , 2011

Name of Firm:

Capacity (full title):
(Please Print)

Address:

Area Code and Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5 and 6)

To be completed ONLY if Exchange Notes or Original Notes not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name(s) appear(s) above.

Issue:   ☐ Original Notes not tendered to:

              ☐ Exchange Notes to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number(s))

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5 and 6)

To be completed ONLY if Exchange Notes or Original Notes not tendered are to be sent to someone other than the registered holder of the Original Notes whose name(s) appear(s) at an address other than that shown above.

Issue:   ☐ Original Notes not tendered to:

              ☐ Exchange Notes to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number(s))

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed either if (i) Certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering” in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Original Notes may be tendered in whole or in part in integral multiples of US$1,000 principal amount, provided that, if any Original Notes are tendered for exchange in part, the untendered amount thereof must be in integral multiples of US$1,000 principal amount.

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the section entitled “The Exchange Offer” under the heading “Guaranteed Delivery Procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or governmental securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association, with membership in an approved signature medallion guarantee program, that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS TO BE MADE OTHER THAN BY HAND OR FACSIMILE, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or delivery of an Agent’s Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Original Notes” is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Tenders of Original Notes will be accepted only in integral multiples of US$1,000 principal amount, provided that if any Original Notes are tendered for exchange in part, the untendered amount thereof must be in integral multiples of US$1,000 principal amount. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered under the column entitled “Principal Amount of Original Notes Tendered” in the box captioned “Description of Original Notes.” In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s) will be sent only to the holder of the Original Notes, promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time prior to the expiration of the Exchange Offer. In order for a withdrawal to be effective prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at the address set forth above or in the Prospectus prior to the expiration of the Exchange Offer. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn (including the aggregate principal amount of Original Notes to be withdrawn), and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn, and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus in the section entitled “The Exchange Offer” under the headings “Procedures for Tendering” and “Book-Entry Transfer,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus in the section entitled “The Exchange Offer” under the heading “Procedures for Tendering.”

All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsement. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority so to act.

When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive satisfaction of any of the conditions of the Exchange Offer set forth in the Prospectus in the section entitled “The Exchange Offer” under the heading “Conditions to the Exchange Offer” or irregularities in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 28% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, reportable payments to a holder or other payee made after the exchange with respect to Exchange Notes may be subject to 28% backup withholding.

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s non-U.S. status.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13. Security Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT:	THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS

(SEE INSTRUCTION 9)

PAYOR’S NAME: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social security number OR Employer identification number

Part II—Certification-Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item 2 of Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature:                                                                Date:

Name (Please Print):

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER.

Signature(s):	Date:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding (currently at the rate of 28%).

Signature                                                                   Date                            , 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the NAME and SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of —
1. Individual	The individual

2. Two or more individuals	The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)

b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner (3)

6. Disregarded entity not owned by an individual	The owner (3)

For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION NUMBER of —
7. A valid trust, estate, or pension trust	Legal entity (4)

8. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership or LLC

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to give your correct TIN to the Exchange Agent and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a U.S. exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for a SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the Exchange Agent.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form, and give it to the Exchange Agent.

CAUTION: A domestic entity that is disregarded for U.S. federal income tax purposes that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold (currently at the rate of 28% ) taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.